UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2026

Iterum Therapeutics plc

(Exact name of Registrant as Specified in Its Charter)

Ireland	001-38503	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 North Wall Quay
Dublin 1, Ireland		Not applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +353 1 6694820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	ITRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On March 27, 2026, Iterum Therapeutics plc (the “Company”) filed a petition in the High Court in Ireland to wind up the Company (the “Winding Up Petition”). An order was made appointing Damien Murran and Jennifer McMahon, each of Teneo Restructuring (Ireland) Limited (the “Joint Provisional Liquidators”), as Joint Provisional Liquidators to the Company. The petition is due to be heard on April 13, 2026. If a winding up order is made by the High Court, the Joint Provisional Liquidators will be confirmed as Joint Liquidators of the Company, and will result in the winding up and ultimate dissolution of the Company.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Winding Up Petition described in Item 1.03 above constitutes an event of default under the Company’s Limited Recourse Royalty-Linked Subordinated Notes, dated as of January 21, 2020 (the “Royalty-Linked Notes”), issued pursuant to an Indenture between Iterum Therapeutics Bermuda Limited, as the note issuer, the Company, Iterum Therapeutics International Limited, Iterum Therapeutics US Limited and Iterum Therapeutics US Holding Limited, as guarantors, Iterum Holders’ Representative LLC, as holders’ representative, and Computershare Trust Company, N.A., as trustee.

Upon the occurrence of the event of default in connection with the filing of the Winding Up Petition, the Royalty-Linked Notes begin to accrue interest at a per annum rate equal to the prime rate of interest quoted by Bloomberg on such date or on the most recent date when available from Bloomberg, or if not generally available from Bloomberg quoted by a similar reputable data source on such date or on the most recent date quoted, plus three percent (the “Default Interest”). The Royalty-Linked Notes further provide that the occurrence of the event of default permits the holders of the Royalty-Linked Notes to institute suit for payment of the outstanding principal and accrued Default Interest on the Royalty-Linked Notes, though does not provide the holders the right to accelerate payment of any amount in respect of the Royalty-Linked Notes.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2026, and effectively immediately upon the appointment of the Joint Provisional Liquidators, the executive authority of the Board of Directors ceased and executive authority passed to the Joint Provisional Liquidators. Also on March 27, 2026, each of Corey Fishman, the Company’s President and Chief Executive Officer, and Judith Matthews, the Company’s Chief Financial Officer, resigned from their positions with the Company, effective as of immediately following the filing of the Winding Up Petition.

Item 7.01 Regulation FD Disclosure.

On March 27, 2026, the Company issued a press release announcing the filing of the Winding Up Petition. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Iterum Therapeutics plc, dated March 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Winding Up Petition is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the Company’s securityholders in the Winding Up Petition. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. In particular, the Company expects that its securityholders could experience a significant or complete loss on their investment, depending on the outcome of the Winding Up Petition. We expect trading in the Company’s ordinary shares on Nasdaq will be suspended effective as of March 27, 2026.

Cautionary Note Regarding Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the process and potential outcomes of the potential winding up of the Company. In some cases, forward-looking statements can be identified by words such as “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “would,” “will,” “future,” “potential” or the negative of these or similar terms and phrases. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include all matters that are not historical facts. Actual future results may be materially different from what is expected due to factors largely outside the Company’s control, including risks and uncertainties concerning the approval by the Irish High Court of the Winding Up Petition, including whether the winding up order is made by the High Court and the Joint Provisional Liquidators confirmed as Joint Liquidators; risks and uncertainties regarding the Company’s ability to effect an orderly winding up of its business; risks associated with the potential adverse impact of the winding up proceedings on the Company’s business, financial condition, liquidity and results of operations; the outcome and timing of the winding up process and any potential sale of all or some of the Company’s assets; the effect of the filing of the Winding Up Petition and any potential sale of all or some of the Company’s assets on its existing licenses and other contractual arrangements; the possible delisting of the Company’s common stock from the Nasdaq Capital Market; any potential proceedings that may be brought by third parties in connection with the petitions or the potential sale of all or some of the Company’s assets; uncertainty regarding obtaining the Irish High Court’s approval of the potential sale of all or some of the Company’s assets or other terms and conditions to any such potential sale; uncertainties regarding the ability of shareholders and other stakeholders to realize any value or recovery as part of the winding up process; and other factors discussed under the caption “Risk Factors” in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 filed with the SEC on November 14, 2025, and other documents filed with the SEC from time to time. Forward-looking statements represent the Company’s beliefs and assumptions only as of the date of this Current Report. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iterum Therapeutics plc

Date:	March 27, 2026	By:	/s/ Corey N. Fishman
Corey N. Fishman Chief Executive Officer